UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2003

BROOKSTONE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-21406 (Commission File Number)	06-1182895 (IRS Employer Identification No.)

17 RIVERSIDE STREET, NASHUA, NH (Address of principal executive offices)		03062 (Zip Code)

603-880-9500

Registrant’s telephone number, including area code

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1    May 8, 2003 Sales Press Release

ITEM 9.    Regulation FD Disclosure

The following information (including the exhibit hereto) is furnished under this Item 9 solely in satisfaction of Item 12, “Results of Operations and Financial Condition” in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8216, this information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On May 8, 2003, Brookstone, Inc. issued a press release reporting its sales results for its first fiscal quarter ended May 3, 2003. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 13, 2003

By:  /s/    Philip W. Roizin

Philip W. Roizin

Executive Vice President, Finance

and Administration,

Treasurer and Secretary

(Principal Financial Officer and duly

authorized to sign on behalf of registrant)